UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2013

BEACON ENTERPRISE SOLUTIONS GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada (State of incorporation)	000-31355 (Commission File No.)	81-0438093 (IRS Employee Identification No.)

9300 Shelbyville Road, Suite 1020
Louisville, Kentucky 40222
(Address of principal executive offices)

502-657-3501
(Registrant’s telephone number, including area code)

Copies to:

Richard A. Friedman, Esq.

Henry Nisser, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On July 12, 1013, Beacon Enterprise Solutions Group, Inc. (the “Company”) filed a Preliminary Proxy Statement on Schedule 14A with the Commission regarding a proposed special meeting of its shareholders. The Company has since determined not to proceed with holding the special meeting at this time. Accordingly, no Definitive Proxy Statement has ever been filed, nor was such a document ever mailed to the shareholders of the Company. Further, the Company has advised the Securities and Exchange Commission that it has withdrawn the Preliminary Proxy Statement. At such time as the Company may, in the future, determine to hold any such meeting, it shall file a new Preliminary Proxy Statement and appropriately inform its shareholders.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ENTERPRISE SOLUTIONS GROUP, INC.

Date: August 7, 2013	By:	/s/ Bruce Widener
Bruce Widener
Chief Executive Officer